Fees Summary	Jan. 13, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 11,835,027.01
Previously Paid Amount	0
Total Fee Amount	1,634.42
Total Offset Amount	0
Net Fee	$ 1,634.42